Exhibit 99(i)
                                                      Page 1 of 2
                 CONNECTICUT NATURAL GAS CORPORATION
                    Quarterly Report on Form 10-Q
                            Exhibit Index

                     Quarter Ended June 30, 1996

                                                       Document
       Item                 Description              Description
   ------------             -----------              ------------

   99(i)       Exhibit Index                            Ex-99.1

   10(lxxxviii)Gas Transportation Agreement (FT-A       Ex-10.88
               Rate Schedule, Service Package No.
               86) between the Company and
               Tennessee Gas Pipeline Company

   10(lxxxix)  Gas Transportation Agreement (FT-A       Ex-10.89
               Rate Schedule, Service Package No.
               1625) between the Company and
               Tennessee Gas Pipeline Company

   10(xc)      Gas Transportation Agreement (FT-A       Ex-10.90
               Rate Schedule, Service Package No.
               2655) between the Company and
               Tennessee Gas Pipeline Company

   10(xci)     Gas Transportation Agreement (FT-A       Ex-10.91
               Rate Schedule, Service Package No.
               5903) between the Company and
               Tennessee Gas Pipeline Company
   10(xcii)    Gas Transportation Agreement (FT-A       Ex-10.92
               Rate Schedule, Service Package No.
               8545) between the Company and
               Tennessee Gas Pipeline Company

   10(xciii)   Gas Storage Contract (Rate Schedule      Ex-10.93
               FS, Service Package No. 1626)
               between the Company and Tennessee
               Gas Pipeline Company

   10(xciv)    Amendment No.1-A to Gas Storage          Ex-10.94
               Contract (Rate Schedule FS, Service
               Package No. 1626) between the
               Company and Tennessee Gas Pipeline
               Company

   10(xcv)     Service Agreement (#N01719, FST          Ex-10.95
               Service) between the Company and
               National Fuel Gas Supply
               Corporation

   10(xcvi)    Amendment No. 1 to Service               Ex-10.96
               Agreement (#N01719, FST Service)
               between the Company and National
               Fuel Gas Supply Corporation

   10(xcvii)   Service Agreement (#O01718, FSS          Ex-10.97
               Service) between the Company and
               National Fuel Gas Supply
               Corporation

                                                     Exhibit 99(i)
                                                      Page 2 of 2
                 CONNECTICUT NATURAL GAS CORPORATION
                    Quarterly Report on Form 10-Q
                      Exhibit Index (Concluded)

                     Quarter Ended June 30, 1996

                                                       Document
       Item                 Description              Description
   ------------             -----------              ------------

   10(xcviii)  Amendment No. 1 to Service               Ex-10.98
               Agreement (#O01718, FSS Service)
               between the Company and National
               Fuel Gas Supply Corporation

   27          Financial Data Schedule                  Ex-27